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                                                                    EXHIBIT 23.1

                     CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, of our report dated January 21, 2000, relating to the financial statements of Vitria Technology, Inc., included in the Registration Statement on Form S-1 (No. 333-95319). We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

San Jose, California
February 10, 2000